The RBB Fund, Inc.

Bogle Investment Management Small Cap Growth Fund

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated June 11, 2014 to the Prospectus and Statement of Additional Information dated December 31, 2013

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information.

Effective immediately, the Bogle Investment Management Small Cap Growth Fund (the “Fund”) has added additional information regarding the Fund’s principal investment strategy.   Accordingly, the Fund’s Prospectus and Statement of Additional Information are revised and supplemented as follows:

1. The first paragraph under the heading “PRINCIPAL INVESTMENT STRATEGIES” on page 2 of the Prospectus and the third paragraph under the heading “INVESTMENT OBJECTIVE AND POLICIES” on page 2 of the Statement of Additional Information are deleted in their entirety and replaced by the following:

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations, at the time of purchase, that are within the trailing twelve-month range of the market capitalizations of those companies that are included in the Russell 2000® Index (“Small Cap Stocks”).  Because the Russell 2000® Index (“Index”) is modified (“reconstituted”) regularly (usually each year) to replace companies that no longer qualify for inclusion in the Index due to, among other reasons, having market capitalizations that have grown too large, the Adviser uses the trailing twelve-month range of market capitalizations to mitigate the need to trade stocks in the portfolio due to Index reconstitution.  Further, the Adviser will not sell from the portfolio any holdings that the Adviser believes are likely to appreciate more than the Index solely because the market capitalizations of such holdings cause the portfolio to hold less than 80% of its net assets within this range.  As such, the Fund may, from time to time, hold less than 80% of its net assets within this range.   The Fund attempts to achieve its objective by taking long positions in Small Cap Stocks that the Adviser believes are undervalued given their future earnings growth prospects. The Adviser will manage the portfolio such that its median market capitalization is under normal circumstances reasonably close to the median capitalization of the Index.  As part of its investment strategy, the Adviser will continue to invest in Small Cap Stocks that the Adviser believes will appreciate more than the Index.  Shareholders will be notified by the Fund sixty days in advance of any change in this 80% policy.

Please retain this Supplement for future reference.